UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2023

ODYSIGHT.AI INC.

(Exact name of registrant as specified in its charter)

Nevada	333-188920	47-4257143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 7A, Industrial Park P.O. Box 3030, Omer, Israel 12 Abba Hillel Silve Rd, Sasson Hugi Tower Ramat Gan, Israel 5250606	8496500
(Address of principal executive offices)	(Zip Code)

+972 73 370-4690

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 6, 2023, certain of the Company’s stockholders representing more than 50% of the Company’s outstanding share capital as of November 30, 2023 voted by written consent to reelect Ms. Inbal Kreiss and elect Mr. Jackson Schneider and Ms. Ronit Rubin as Class II directors of the Company, with a term of office for each to expire at the third succeeding annual meeting of the stockholders after their election and until their successors are duly elected and qualified.

Each of Ms. Kreis, Mr. Schneider and Ms. Rubin shall be compensated for their services as a director pursuant to compensation arrangements as approved from time to time by the Board, which for Ms. Kreis and Ms. Rubin shall currently include but is not be limited to a quarterly fee of $4,000 and an additional quarterly fee in the amount of $2,000 payable to a director for each committee on which such director serves. In addition, the Company will recommend that the Board grant Ms. Rubin options to purchase a total of 30,000 shares of common stock at an exercise price per share equal to $3.00 per share, vesting over a period of three years.

In light of the special role and contributions that Mr. Schneider is expected to make to the operation of the Company, a separate compensation arrangement shall be provided to Mr. Schneider that shall currently include but not be limited to an annual fee of $80,000, which will be paid on a monthly basis in equal installments, and that the Company will recommend that the Board grant Mr. Schneider options to purchase a total of 50,000 shares of common stock at an exercise price per share equal to $3.00 per share, vesting over a period of three years and such other terms as provided in an agreement signed between Mr. Schneider and the Company.

The Board has determined, after due consideration of all relevant factors, that each of Ms. Kreis, Mr. Schneider and Ms. Rubin satisfies the requirements for director independence under Nasdaq Marketplace Rules and that none of Ms. Kreis, Mr. Schneider or Ms. Rubin have any relationship that would interfere with the exercise of independent judgment in carrying out their responsibilities as a director.

The Board has appointed Ms. Rubin as a member of the Audit Committee.

A biographical summary of each such director is as follows:

Inbal Kreiss, 57, has served on our board of directors since April 9, 2021. Ms. Kreiss is currently the Chief of Innovation at the Systems, Missiles and Space Division of the Israeli Aerospace Industries Ltd. (IAI) and Chairwoman of RAKIA, Scientific and Technological Mission to the International Space Station. Since 2013, Ms. Kreiss has served as Deputy Director of the Space Division at IAI, leading the development, construction, launch and operation of observation and communication satellites for both Israeli and foreign users. Prior to that, Ms. Kreiss held various leadership positions within IAI, including chief engineer of Israel’s Arrow 2 anti-ballistic missile defense system from 2000 to 2006, and project manager of the Arrow 3 exo-atmospheric interceptor from 2007 to 2013. Ms. Kreiss holds a B.Sc in chemical engineering from the Technion, Israeli Institute of Technology, an Executive Masters in Business Administration from Tel Aviv University, and completed a visiting research fellowship at the Aeronautics & Astronautics Department of the Massachusetts Institute of Technology (MIT).

Jackson Schneider, 59, has served as a Senior Research Scholar at Columbia University in New York since July 2023 and as President and CEO of Embraer Defense & Security, a leading Latin American aerospace and defense company, from January 2014 to November 2022. He served as a visiting senior research fellow (non-resident) in the Department of War Studies at King’s College in London from August 2020 to August 2022. Before this, Mr. Schneider served in other capacities for Embraer and in a series of senior management positions for Mercedes-Benz Do Brasil LTDA, Daimler-Chrysler (Mercedes-Benz), and Unilever Do Brasil. Mr. Schneider also served on the board of directors of Tempest S.A., Visiona Tecnologia Aerospacial S.A., and OGMA, the Portuguese Aerospace Industry, each affiliated with Embraer, until April 2023. He currently serves on the advisory board or board of directors of Sonda Tecnologias (Brazil), Abra Aviation Group (London), and Mercedes-Benz Do Brasil. In addition, Mr. Schneider has served in leadership roles in various industry associations and is currently the President of the Superior Council for Trade and Commerce in the Federation of Industries of the State of Sao Paulo (FIESP). He holds a law degree from 1982 to 1986 from UFRGS/UNB and an MBA from the Business School Sao Paulo (BSP) in Brazil in partnership with the Rotman School in Toronto, Canada.

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Ronit Rubin, 59, has served since 2016 as EMEA President for AllCloud, a professional services company providing organizations with the tools for cloud enablement and transformation. Prior to this, Ms. Rubin served as VP, Business Division and VP, Information Technology at Partner Communications Ltd. and as VP, Information Technology at Cal-Israel Credit Cards Ltd. From 1984-2006, Ms. Rubin served in various roles for the navy of the Israeli Defense Forces, including as Commander, Computers Unit and Head of Information Systems Department. She currently serves as a board member of CardCom Technology. Ms. Rubin holds a BA in Economics & Logistics from Bar-Ilan University in Ramat Gan, Israel, and an MA in Business Management from Ben-Gurion University of the Negev in Be’er Sheva, Israel.

Item 8.01 Other Events.

On December 11, 2023, Odysight.ai, Inc. (the “Company”) issued a press release announcing the election of two new directors to its board of directors. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K with respect to Item 8.01 (including the press release attached hereto as Exhibit 99.1) is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K (including Exhibit 99.1) will not be deemed an admission as to the materiality of any information contained herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSIGHT.AI INC.

Date: December 11, 2023	By:	/s/ Tanya Yosef
	Name:	Tanya Yosef
	Title:	Chief Financial Officer

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